Exhibit 99.2

                                                             EXECUTION VERSION

==============================================================================



                        SPECIAL SUB-SERVICING AGREEMENT

                                     among

                         COUNTRYWIDE HOME LOANS, INC.,

                        COUNTRYWIDE HOME SERVICING LP,

             CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC,

                          SUNFISH MORTGAGE FUND LTD.

                                      and

                           LITTON LOAN SERVICING LP




==============================================================================



                                 March 1, 2005

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                               Table of Contents
                               -----------------

                                                                          Page
                                                                          ----

ARTICLE I  DEFINITIONS......................................................2

      Section 1.01      Definitions Incorporated by Reference...............2

ARTICLE II DELINQUENT MORTGAGE LOANS........................................2

      Section 2.01      Reporting of Delinquent Mortgage Loans..............2
      Section 2.02      Advisory Rights of Residual Holder..................3

ARTICLE III SPECIALLY SERVICED MORTGAGE LOANS AND SPECIAL
                SERVICING PROCEDURES........................................4

      Section 3.01      Designation of Specially Serviced Mortgage Loans....4
      Section 3.02      Sub-Servicing of Specially Serviced Mortgage Loans..6
      Section 3.03.     Termination of Special Sub-Servicer for Default.....9
      Section 3.04 Early Termination of Residual Holder's Advisory Rights and The Designation of Additional
                        Delinquent Mortgage Loans as Specially
                        Serviced Mortgage Loans............................10
      Section 3.05      Transfer of Sub-servicing to Company Following
                        Repurchase of Specially Serviced Mortgage Loan.....11
      Section 3.06      Transfer of Sub-servicing to Company...............11
      Section 3.07      No Other Termination...............................11
      Section 3.08      Special Sub-servicer Not to Resign;
                        Appointment of Successor Special Sub-Servicer......12

ARTICLE IV  AUDITING RIGHTS................................................13

      Section 4.01      Review of the CHL's and /or CSLP's
                        Servicing Activities...............................13
      Section 4.02      Review of the Special Sub-Servicer's
                        Sub-Servicing Activities...........................13

ARTICLE V  REPRESENTATIONS AND WARRANTIES..................................14

      Section 5.01      Organizational and Other Related
                        Warranties of C-BASS...............................14
      Section 5.02      Organizational and Other Related Warranties
                        of the Company.....................................15
      Section 5.03      Organizational and Other Related Warranties
                        of the Special Sub-Servicer........................17
      Section 5.04      Organizational and Other Related Warranties
                        of Sunfish.........................................19

ARTICLE VI MISCELLANEOUS PROVISIONS........................................20

      Section 6.01      Resecuritization of Residual Certificates..........20
      Section 6.02      Indemnification....................................20
      Section 6.03      Amendment..........................................22
      Section 6.04      Counterparts.......................................22
      Section 6.05      Governing Law......................................22
      Section 6.06      Notices............................................22


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      Section 6.07      Survival of Representations and Warranties;
                        Severability of Provisions.........................23
      Section 6.08      Successors and Assigns.............................23
      Section 6.09      Definitions........................................24
      Section 6.10      Article and Section Headings.......................24
      Section 6.11      Confidentiality....................................24
      Section 6.12      Registered Certificates............................25
      Section 6.13      No Partnership.....................................26
      Section 6.14      Effect of Termination of Sub-servicing Rights
                        or Resignation of Special Sub-Servicer.............26

Exhibit A       Form of Confirmation
Exhibit B       Certain Compliance Matters
Schedule I
Schedule II     Special Servicing Transfer Procedures
Schedule III    Request for Release of Documents
Schedule IV     Form of Officer's Certification


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



                        SPECIAL SUB-SERVICING AGREEMENT


      This Special Sub-Servicing Agreement (this "Agreement") among Countrywide Home Loans, Inc. ("CHL"), Countrywide Home Loans Servicing LP ("CSLP" and, together with CHL, the "Company"), Sunfish Mortgage Fund Ltd. ("Sunfish"), Credit-Based Asset Servicing and Securitization LLC ("C-BASS" and, together with Sunfish, as holders of the Residual Certificates identified on Schedule I, the "Residual Holder") and Litton Loan Servicing LP, an affiliate of C-BASS, as special Sub-Servicer (the "Special Sub-Servicer") shall be effective as of March 1, 2005.

                             PRELIMINARY STATEMENT

      WHEREAS, the Residual Holder has purchased certain classes of subordinate mortgage pass-through certificates (each, a "Residual Certificate" and collectively, the "Residual Certificates") of the series (each, a "Series") identified on Schedule I hereto (such Schedule I, as may be updated (and each such updated Schedule I shall supercede any and all prior Schedule I hereto) to reflect (i) the purchase from time to time by the Residual Holder of Residual Certificates of a Series and (ii) the sale from time to time by the Residual Holder of Residual Certificates, the "Schedule I") that were issued by a trust in exchange for a pool of mortgage loans (the "Mortgage Loans") deposited into such trust by an affiliate of the Company, pursuant to a pooling and servicing agreement entered into between such affiliate, CHL and/or CSLP and the trustee named therein (the "Trustee") (each, a "Pooling and Servicing Agreement" and collectively, the "Pooling and Servicing Agreements"), and evidence an undivided ownership interest in the related pool of Mortgage Loans;

      WHEREAS, each Residual Certificate evidences an ownership interest in the related pool of Mortgage Loans;

      WHEREAS, pursuant to the related Pooling and Servicing Agreement, CHL or CSLP has been designated as the servicer of the Mortgage Loans related to the Series; and

      WHEREAS, in connection with the purchase by the Residual Holder of the Residual Certificates, the Residual Holder and the Company have agreed that
(i) with respect to each Mortgage Loan which becomes thirty (30) or more days delinquent in accordance with the OTS delinquency reporting method (each such Mortgage Loan, a "Delinquent Mortgage Loan"), the Residual Holder shall have certain advisory rights with respect to the Company's servicing of the Delinquent Mortgage Loans; and (ii) with respect to certain Series designated by the Residual Holder as "Litton Specially Serviced Series" (as indicated on
Schedule I), in the event a Delinquent Mortgage Loan of such Series becomes sixty (60) or more days delinquent in accordance with the OTS delinquency reporting method (each such Delinquent Mortgage Loan, a "Specially Serviced Mortgage Loan"), the Special Sub-Servicer shall commence the sub-servicing thereof, all on the terms and conditions contained herein.

      NOW THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, the Company, the Residual Holder and the Special Sub-Servicer hereby agree as follows:

                                  ARTICLE I

                                 DEFINITIONS

      Section 1.01 Definitions Incorporated by Reference.

      Capitalized terms used but not otherwise defined in this Agreement shall have the respective meaning ascribed thereto as set forth in the related Pooling and Servicing Agreement.

                                 ARTICLE II

                           DELINQUENT MORTGAGE LOANS

      Section 2.01 Reporting of Delinquent Mortgage Loans.

      (a) To the extent and for so long as the Residual Certificates of a Series are outstanding and held by the Residual Holder, the Company, as Servicer of the Mortgage Loans related to each Series, shall provide to the Residual Holder an electronic file containing the following information on a monthly basis within three (3) business days after each Distribution Date; provided, however, that the information provided hereunder shall be consistent with the information provided to the Trustee pursuant to the related Pooling and Servicing Agreement:

      (1) With respect to each Series of Residual Certificates, the number and aggregate unpaid principal balance of the Mortgage Loans which are delinquent one, two and three months or more, together with the unpaid principal balance of each Mortgage Loan which is delinquent, one, two and three months or more;

      (2) With respect to each Series of Residual Certificates, the (i) number and aggregate Principal Balance of Mortgage Loans with respect to which Commencement of Foreclosure (as hereinafter defined) has occurred, and (ii) the number and aggregate book value (if available) of Mortgaged Properties which have been acquired through foreclosure of the related Mortgage Loans, the acceptance of a deed in lieu of foreclosure or the exercise of other rights respecting the applicable Trustee's security interest in the Mortgage Loans, and with respect to each Mortgage Loan, the
            (i) unpaid principal balance of each such Mortgage Loan with respect to which Commencement of Foreclosure has occurred, and
            (ii) the book value (if available) of Mortgaged Property acquired through foreclosure of the related Mortgage Loan, the acceptance of a deed in lieu of foreclosure


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            or exercise of other rights respecting the Trustee's security interest in the related Mortgage Loan; and

      (3) With respect to each Series, the amount of Realized Losses allocable to the Certificates on the related Distribution Date and, with respect to each Mortgage Loan, the amount of Realized Losses attributable to such Mortgage Loan on the related Distribution Date.

      (b) For purposes of this Agreement, "Commencement of Foreclosure" shall mean the first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale, but not including in either case (x) the filing or delivery of any notice of default, or notice of intent to foreclose or sell or any other action which is a prerequisite to the actions specified in (i) or (ii) above, or (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related Mortgaged Property or otherwise) or (z) initiation and completion of a short pay-off of a Mortgage Loan.

      (c) Except as required by this Section 2.01, it is understood and agreed that the Company shall have no obligation to provide any written report or other information to the Residual Holder which the Company is not otherwise required to provide to the Trustee under the terms and conditions of the applicable Pooling and Servicing Agreement, provided, however, the Company shall use reasonable efforts to provide to the Residual Holder such additional information pertaining to the Delinquent Mortgage Loans as the Residual Holder may reasonably request and the Residual Holder will reimburse the Company for any reasonable out-of-pocket expenses incurred by it in providing such additional information.

      Section 2.02 Advisory Rights of Residual Holder.

      (a) At any time prior to the designation of a Delinquent Mortgage Loan as a Specially Serviced Mortgage Loan, the Residual Holder may contact the Company's servicing personnel to obtain information regarding any action which the Company proposes to take with respect to such Delinquent Mortgage Loan and the Company agrees to consult with the Residual Holder concerning any such proposed action, including, without limitation, any proposal to commence foreclosure proceedings, to accept a deed-in-lieu of foreclosure, to consent to a sale of Mortgaged Property at a loss, or, if permitted under the terms of the related Pooling and Servicing Agreement, to purchase a Delinquent Mortgage Loan. It is understood and agreed that the Residual Holder shall merely have the right to offer suggestions and advice to the Company with respect to the servicing of the Delinquent Mortgage Loan, but shall have no ability to direct the Company's servicing activities with respect to such Delinquent Mortgage Loan.

      (b) In the event the Company agrees to purchase a Delinquent Mortgage Loan at the Residual Holder's request, the Residual Holder shall deliver to the Company,


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

within forty eight (48) hours of its notice to the Company, an amount equal to the purchase price and other funds necessary for the Company to accomplish the purchase of such Delinquent Mortgage Loan from the Trustee under the terms of the applicable Pooling and Servicing Agreement, plus an amount equal to (i) all unreimbursed Servicing Advances and Advances; and all accrued and unpaid or unreimbursed Master Servicing Fees due with respect to such Specially Serviced Mortgage Loan as of the date of purchase from the Trustee. Upon receipt of such amount, the Company shall promptly take all action necessary under the terms of the related Pooling and Servicing Agreement in order to accomplish such purchase (i.e., to provide any required notification to the Trustee) and to deliver title to such Delinquent Mortgage Loan to the Residual Holder.

                                 ARTICLE III

                       SPECIALLY SERVICED MORTGAGE LOANS
                       AND SPECIAL SERVICING PROCEDURES

      Section 3.01 Designation of Specially Serviced Mortgage Loans.

      (a) The Residual Holder, in its sole discretion, shall designate each Series for which the Special Sub-Servicer shall be appointed to specially service Delinquent Mortgage Loans of such Series as contemplated by this
Article III, which designation shall be reflected on Schedule I hereto. This
Article III shall be applicable only with respect to such Delinquent Mortgage Loans underlying Residual Certificates of a Series designated as described in the prior sentence.

      With respect to any Series designated by the Residual Holder in accordance with the prior sentence, the Special Sub-Servicer shall be entitled to the payment of a special servicing premium (the "Special Servicing Premium") set forth in the terms of the purchase agreement (which may be in the form of a trade ticket) relating to the applicable Residual Certificates executed by the Residual Holder in its normal course of business; provided, however, that the Residual Holder in no event shall pay more than 17 basis points of the purchase price of the related Target Asset (as defined in the Target Asset Purchase Agreement, dated as of the date hereof, among CHL, Sunfish, C-BASS and Sunfish Management Group LLC) as compensation to the Special Sub-Servicer for special servicing with respect to such Target Asset, without the consent of the holders of a majority of the outstanding Class A Shares and Class B Shares of Sunfish. The Special Servicing Premium shall be paid to the Company by the Residual Holder and upon receipt thereof by the Company, the Company shall pay the Special Servicing Premium to the Special Sub-Servicer.

      The addition of any Series under the terms of this Agreement and the related pool of Mortgage Loans underlying such additional Series shall be conditioned upon and evidenced by the Company's, the Residual Holder's and the Special Sub-Servicer's execution of a letter substantially in the form of Exhibit A hereto (the "Confirmation") and the payment of the Special Servicing Premium, if any, specified therein. Upon the full execution of the Confirmation and the payment of the Special Servicing Premium, if


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any, specified therein, Schedule I shall be deemed to have been amended to reflect the addition of the Series identified therein and the related pool of Mortgage Loans underlying such additional Residual Certificates.

      (b) Each Delinquent Mortgage Loan of a designated Series shall be deemed to be a Specially Serviced Mortgage Loan as of the sixtieth (60th) day of delinquency (determined in accordance with the OTS delinquency reporting method). The Special Sub-Servicer shall commence the sub-servicing of such Specially Serviced Mortgage Loan as of the first day of the month following the month in which such Delinquent Mortgage Loan becomes a Specially Serviced Mortgage Loan (the "Effective Date"). Notwithstanding the foregoing, to the extent (i) borrower under a Delinquent Mortgage Loan has initiated litigation relating to the origination practices of the originator or relating to the servicing practices of the Company, which in the reasonable judgment of the Company and the Special Sub-Servicer is a putative class action claim; (ii) the underlying Mortgaged Property is subject to any claim relating to the existence of any toxic or hazardous substances with respect to such property or a claim of a violation of any local, state or federal environmental law, rule or regulation; (iii) a Specially Serviced Mortgage Loan reinstates to a current or less than 60 days delinquent status (determined in accordance with the OTS delinquency method) before the Mortgagor notification (i.e., the "goodbye letter") is sent; or (iv) a forbearance or workout plan has been entered into with the Mortgagor(s) related to the Specially Serviced Mortgage Loan, such Specially Serviced Mortgage Loan shall be deemed a Delinquent Mortgage Loan or a Mortgage Loan, as applicable, and the sub-servicing thereof shall not be transferred to the Special Sub-Servicer; provided however, in the event a borrower under a forbearance or workout plan misses two or more consecutive payments under such plan or otherwise becomes 120 days or more delinquent (determined in accordance with the OTS delinquency reporting method), such Delinquent Mortgage Loan shall be deemed a Specially Serviced Mortgage Loan as of such 120th day of delinquency and shall be transferred to the Special Sub-Servicer as contemplated herein. With respect to each Specially Serviced Mortgage Loan to be sub-serviced by the Special Sub-Servicer, the Special Sub-Servicer shall, no later than the thirteenth
(13th) day of the month following the month in which such Delinquent Mortgage Loan became a Specially Serviced Mortgage Loan (or if the thirteenth (13th) day falls on a weekend or holiday, then the preceding business day), pay to the Company an amount equal to all unreimbursed Advances and Servicing Advances which have been made by the Company with respect to such Specially Serviced Mortgage Loan, plus all accrued and unpaid or unreimbursed Master Servicing Fees due with respect to such Specially Serviced Mortgage Loan as of the date of the sub-servicing is to be transferred. The Company shall provide to the Special Sub-Servicer reasonable detail setting forth the amount and nature of such Advances and Servicing Advances and the calculation of such Master Servicing Fees.

      (c) In order to transfer the sub-servicing of the Specially Serviced Mortgage Loans to the Special Sub-Servicer, the Company and the Special Sub-Servicer shall comply with their respective obligations contained in the transfer procedures set forth in Schedule II hereof.


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      Section 3.02 Sub-Servicing of Specially Serviced Mortgage Loans.

      (a) The Company shall provide the Special Sub-Servicer with a true and correct copy of the applicable Pooling and Servicing Agreement as soon as practicable after receipt of the Confirmation relating to such Series. Except as otherwise expressly provided herein, the Special Sub-Servicer shall sub-service each Specially Serviced Mortgage Loan in compliance with the terms and conditions of the related Pooling and Servicing Agreement and the Special Sub-Servicer shall succeed to and undertake all rights, duties and obligations of the Company to service the Specially Serviced Mortgage Loans in accordance with the terms of the applicable Pooling and Servicing Agreement, (including, without limitation, the obligation to make Advances and Servicing Advances with respect to the Specially Serviced Mortgage Loans, the right to purchase (or cause the Company to purchase) the Specially Serviced Mortgage Loans from the related Trustee, the right to receive a Master Servicing Fee following the related Effective Date with respect to Specially Serviced Mortgage Loans and the right to reimbursement of Advances and Servicing Advances made by the Special Sub-Servicer with respect to Specially Serviced Mortgage Loans).

      (b) For each Series, the Special Sub-Servicer shall establish and maintain a separate account with a depository institution which complies with the same requirements for a Certificate Account as set forth in the applicable Pooling and Servicing Agreement (the "Collection Account"). With respect to each Specially Serviced Mortgage Loan, the Special Sub-Servicer (i) shall deposit into the related Collection Account all amounts which the Company would otherwise be required to deposit into the Certificate Account on behalf of such Specially Serviced Mortgage Loan under the terms and conditions of the applicable Pooling and Servicing Agreement; and (ii) may withdraw from the related Collection Account all amounts which the Company would otherwise be permitted to withdraw from the Certificate Account under the terms and conditions of the applicable Pooling and Servicing Agreement. In addition, to the extent required by the related Mortgage Note and not violative of current law, the Special Sub-Servicer shall establish and maintain one or more accounts (each, a "Sub-Servicer Escrow Account") and deposit and retain therein all collections from the Mortgagors (or advances by the Master Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. The Sub-Servicer Escrow Account shall satisfy all of the terms and conditions relating to Escrow Accounts in the related Pooling and Servicing Agreement, including without limitation, the terms and conditions relating to deposits into, and withdrawals from, the Escrow Accounts.

      (c) No later than the eighteenth (18th) day of each month (or if the eighteenth (18th) day falls on a weekend or holiday, then the preceding business day) (the "Special Sub-Servicer Remittance Date"), the Special Sub-Servicer shall remit to the Company, with respect to each Specially Serviced Mortgage Loan, an amount which is equal to the amount which the Company is required to remit to the Trustee for such Specially Serviced Mortgage Loan under the terms and conditions of the applicable Pooling and Servicing Agreement. Without limiting the foregoing, the amount remitted by the Special Sub-Servicer shall include, all payments on account of principal on such


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Specially Serviced Mortgage Loan, all payments on account of interest on such
Specially Serviced Mortgage Loan, net of the related Master Servicing Fee and all required Advances, together with a report in such detail as may be required to allow the Company to deliver on a timely basis all information which the Company is required to deliver to the Trustee under the applicable Pooling and Servicing Agreement. In addition, within 5 days of its receipt thereof (or such other period of time as may be agreed upon from time to time by the Company and the Special Sub-Servicer), the Special Sub-Servicer shall remit to the Company any Insurance Proceeds, Liquidation Proceeds received with respect to any Specially Sub-Serviced Mortgage Loan, and Principal Prepayments, together with a report relating to such remittance in such detail as may be required to allow the Company to deliver on a timely basis all information which the Company is required to deliver to the Trustee under the applicable Pooling and Servicing Agreement. It is understood and agreed that to the extent the Special Sub-Servicer remits to the Company Insurance Proceeds, Liquidation Proceeds and Principal Prepayments related to any Specially Sub-Serviced Mortgage Loan within the time frames required by the preceding sentence, the Special Sub-Servicer shall have no obligation to remit to the Company any Prepayment Interest Shortfall related to such Specially Sub-Serviced Mortgage Loan for the month in which such Insurance Proceeds, Liquidation Proceeds and Principal Prepayments were received. Each such report shall be accompanied by an Officer's Certification in substantially the form attached hereto as Schedule IV.

      (d) The Special Sub-Servicer shall make all remittances with respect to the Specially Serviced Mortgage Loans underlying the related Series of Residual Certificates, to the Company by wire transfer to the accounts related to such Series as identified in the Custodial Account Schedule attached to the applicable Confirmation.

      (e) One day prior to the Special Sub-Servicer Remittance Date, the Special Sub-Servicer shall notify the Company in writing by facsimile or e-mail of the total amount of any such remittance. The Special Sub-Servicer shall provide to the Company reports in a form and in such detail as may be required by the Company in order to properly account for, and apply all funds remitted to the Company hereunder and permit compliance by the Company with its obligations under the applicable Pooling and Servicing Agreement; provided, however, such report shall not be required to be delivered earlier than the 10th calendar day of any month (or such other day as may be agreed upon from time to time by the Company, and the Special Sub-Servicer).

      (f) Intentionally Omitted.

      (g) To the extent the Special Sub-Servicer requires the original promissory note, deed or trust or mortgage or other document from the collateral file of a Specially Serviced Mortgage Loan in connection with the performance of its duties hereunder, the Special Sub-Servicer shall send a written request signed by an authorized officer of the Special Sub-Servicer seeking the release of such document(s) on the form attached hereto as
Schedule III. The Company shall use its reasonable best efforts to obtain such document(s) from the Trustee, or the appropriate custodian that is maintaining such document(s) on behalf of the applicable Trustee, as applicable.


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      (h) When available in a particular county or other jurisdiction, the
Special Sub-Servicer shall consider using the services of CTC Real Estate Services to conduct the foreclosure of a Specially Serviced Mortgage Loan under CTC Real Estate Services' standard terms and conditions, including fees.

      (i) Notwithstanding any provision herein to the contrary, the Special Sub-Servicer shall: (i) in no event be obligated to effect any cure or remedy in connection with a deficiency in the documentation for any Specially Serviced Mortgage Loan to the extent such deficiency existed at the time such Mortgage Loan became a Specially Serviced Mortgage Loan; or (ii) have any responsibility for any obligations, duties, or liabilities of the Company with respect to the servicing of a Specially Serviced Mortgage Loan that arose prior to the related Effective Date for such Specially Serviced Mortgage Loan, other than those which would customarily be assumed after the Effective Date.

      (j) The Special Sub-Servicer and the Residual Holder hereby agree that, in the event either of them chooses to request that the Company cure or otherwise remedy any breach concerning the compliance matters described on Exhibit B hereto (as such Exhibit may be amended from time to time by agreement among the C-BASS Member on behalf of the Manager on behalf of the Residual Holder, Litton and the Company) (a "Compliance Breach") with respect to any Specially Serviced Mortgage Loan originated by the Company or pursuant to the Company's correspondent lending program or wholesale lending program, the Special Sub-Servicer or Residual Holder, as the case may be, will only make such request where the Special Sub-Servicer or the Residual Holder, as the case may be, has determined that such Compliance Breach materially and adversely affects the related Specially Serviced Mortgage Loan and has resulted in a Realized Loss on such Specially Serviced Mortgage Loan. Nevertheless, the Special Sub-Servicer and the Residual Holder may advise the Company that the Special Sub-Servicer or the Residual Holder reasonably believes that a Realized Loss may result from any Compliance Breach relating to any Delinquent Mortgage Loan. Subject to the terms and conditions of the Pooling and Servicing Agreement, nothing in this Section 3.02(j) shall restrict the Company from electing, in its own discretion, to remedy, any Compliance Breach prior to the occurrence of a Realized Loss or possible Realized Loss. The Special Sub-Servicer and Residual Holder further agree that neither of them have the right to request or demand that the Company repurchase any Mortgage Loan based solely upon any valuation (including, without limitation, any dispute over the amount, method, or adequacy of such valuation) of the related mortgaged property in connection with the origination of such Mortgage Loan and not otherwise related to a material breach of the Company's representations and warranties under the related Pooling and Servicing Agreement. Nothing contained herein shall be construed to mean that the Company has expressed any representation or warranty, or has any responsibility, concerning the accuracy, completeness or validity of any such valuation.

      (k) Notwithstanding the foregoing, and to the extent not prohibited by the related Pooling and Servicing Agreement, the Company and Special Sub-Servicer agree to the Operational Requirements listed on Exhibit C attached hereto and made a part hereof.


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

      Section 3.03 Termination of Special Sub-Servicer for Default.

      (a) The Company shall have the right, immediately upon written notice, to terminate the Special Sub-Servicer's right and obligation to sub-service all of the Specially Serviced Mortgage Loans of a Series in the event (each such event, an "Event of Default") of:

            (i) any failure by the Special Sub-Servicer to remit to the Company for distribution to the Certificateholders of a Series any payment (including without limitation, any failure to make any required Advance) required to be made under the terms of this Agreement or the related Pooling and Servicing Agreement which continues unremedied for a period of one day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Special Sub-Servicer by the Company; or

            (ii) any failure on the part of the Special Sub-Servicer duly to observe or perform in any material respect any other of the covenants or agreements in the applicable Pooling and Servicing Agreement which continues unremedied for the period of time, if any, in which such breach must be cured; or

            (iii) any failure on the part of the Special Sub-Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Special Sub-Servicer contained in this Agreement (including any breach of the Special Sub-Servicer's representations and warranties contained in Section
            5.03 hereof, which materially and adversely affects the interests of the Certificateholders of a Series) which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Special Sub-Servicer by the Company; or

            (iv) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Special Sub-Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

            (v) the Special Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Special Sub-Servicer or of or relating to all or substantially all of its property; or


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

            (vi) the Special Sub-Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or otherwise voluntarily commence a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

      (b) If an Event of Default as described in clauses (iii), (iv), (v) or
(vi) above shall occur, then, and in each and every such case, upon receipt of written notice from the Company, the Special Sub-Servicer shall immediately remit to the Company all amounts in the Collection Accounts and the Sub-Servicer Escrow Accounts and all rights of the Special Sub-Servicer to sub-service the Specially Serviced Mortgage Loans shall terminate. If an Event of Default as described in clauses (i) or (ii) above shall occur, then, and in each and every such case, upon receipt of written notice from the Company, the Special Sub-Servicer shall immediately remit to the Company all amounts in the related Collection Account and the related Escrow Accounts and all rights of the Special Sub-Servicer to service the Specially Serviced Mortgage Loans of each affected Series shall terminate. Following the receipt of written notice from the Company as provided above, all authority and power of the Special Sub-Servicer to sub-service all, or the affected Specially Serviced Mortgage Loans, as applicable, shall pass to and be vested in the Company pursuant to and under this Section 3.03, and the Special Sub-Servicer shall do all things necessary to effect a transfer of the sub-servicing rights back to the Company. In this regard, the Company is hereby authorized and empowered to execute and deliver, on behalf of the Special Sub-Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the affected Specially Serviced Mortgage Loans and related documents, or otherwise. The Special Sub-Servicer agrees to cooperate with the Company in implementing the termination of the Special Sub-Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Company or its appointed agent for administration by it of all amounts in the possession of the Special Sub-Servicer or thereafter be received with respect to the Specially Serviced Mortgage Loans and the transfer of the sub-servicing rights back to the Company.

      Section 3.04 Early Termination of Residual Holder's Advisory Rights and The Designation of Additional Delinquent Mortgage Loans as Specially Serviced Mortgage Loans. With respect to each Series of Residual Certificates, the rights and obligations of the Residual Holder and the Company that are set forth in Article II of this Agreement shall be of no further force and effect and no additional related Delinquent Mortgage Loan shall become or be deemed to be a Specially Serviced Mortgage Loan pursuant to the provisions of Section 3.03, on and after the earliest to occur of the date on which (i) the Residual Holder no longer owns at least fifty one percent (51%) of the most subordinate Residual Certificate of such Series; (ii) the date on which a rating agency downgrades any Certificate of the same Series as the applicable Residual Certificates as a result of the transfer of the sub-servicing rights to the Special Sub-Servicer pursuant to this Agreement; or (iii) the termination of the Company as the servicer under related Pooling and Servicing Agreement (each of the events described in items
(i), (ii) and (iii) above, an "Early Termination Event"). At any time following the occurrence of an Early Termination described in items (i), (ii) or (iii) above, the Company may elect to terminate the Special Sub-Servicer's right to sub-service any Specially Serviced Mortgage Loans in the affected Series by providing at least fifteen (15) days written notice to the Special Sub-Servicer. Upon the occurrence of an Early Termination Event described in item (iii) above, the Special Sub-Servicer's right to sub-service any Specially Serviced Mortgage Loans in the affected Series shall be terminated immediately.

      Section 3.05  Transfer of Sub-servicing to Company Following
Repurchase of Specially Serviced Mortgage Loan. In the event the Company is required by the applicable Trustee to repurchase any Specially Serviced Mortgage Loan under the terms of the applicable Pooling and Servicing Agreement, the Company shall terminate the Special Sub-Servicer's right to sub-service any such Specially Serviced Mortgage Loan by providing at least fifteen (15) days written notice to the Special Sub-Servicer. Further, if the Company or other entity entitled thereto exercises its right to purchase all of the Mortgage Loans in a Trust Fund pursuant to an optional termination provision under the related Pooling and Servicing Agreement, the servicing of any related Specially Serviced Mortgage Loans with respect to which foreclosure proceedings have not been commenced shall be transferred promptly by the Special Sub-Servicer to the Company in accordance with transfer provisions provided herein.

      Section 3.06 Transfer of Sub-servicing to Company. Upon any termination of the Special Sub-Servicer's rights to sub-service any Specially Serviced Mortgage Loans, the Special Sub-Servicer shall re-transfer such sub-servicing rights to the Company in a manner similar to the transfer of the servicing of the Specially Serviced Mortgage Loans to the Special Sub-Servicer as described in Schedule II hereto. Within 5 business days after the date the servicing of such Specially Serviced Mortgage Loans is transferred back to the Company (or such other period of time as may be agreed upon from time to time by the parties hereto), the Company shall reimburse the Special Sub-Servicer for any unreimbursed Advances and Servicing Advances made by the Special Sub-Servicer (including any amounts representing reimbursement of advances made by the Special Sub-Servicer to the Company with respect to the transfer of the servicing of such loan to the Special Sub-Servicer) plus any unpaid or unreimbursed Master Servicing Fees which have accrued from the Effective Date through the date the subs-servicing rights have been re-transferred to the Company.

      Section 3.07 No Other Termination. Except as otherwise expressly provided herein, the Special Sub-servicer shall continue to sub-service each Specially Serviced Mortgage Loan, until the liquidation or other disposition of such Specially Serviced Mortgage Loan, including without limitation the payment in full of such Specially Serviced Mortgage Loan or the foreclosure sale of the underlying Mortgaged Property, regardless of whether the Specially Serviced Mortgage Loan remains delinquent or becomes current. The Residual Holder shall have no authority to terminate the Special Sub-Servicer's rights and obligations hereunder and shall take no action to cause such termination or otherwise impair or affect the ability of the Special Sub-Servicer to perform its obligations hereunder.

      Section 3.08 Special Sub-servicer Not to Resign; Appointment of Successor Special Sub-Servicer.

      (a) The Special Sub-Servicer shall not resign from its obligations and duties hereunder except upon a determination that its duties hereunder are no longer permissible under applicable law. In the event of any such resignation, a successor to the Special Sub-Servicer shall be appointed by the Residual Holder with the written consent of the Company, which consent shall not be unreasonably withheld. The successor special servicer must have the characteristics set forth in clauses (b) (i) and (b) (ii) below, and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Special Sub-Servicer under this Agreement simultaneously with the termination of the Special Sub-Servicer's responsibilities, duties and liabilities under this Agreement. In the event that the Special Sub-Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the foregoing, the Special Sub-Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The removal of the Special Sub-Servicer shall not become effective until a successor shall be appointed pursuant to this Section 3.08.

      (b) Any successor special sub-servicer shall (i) be an institution having a net worth of not less than $1,000,000, and (ii) have and keep in full effect its existence, rights and franchises as a corporation (or such other corporate form), and shall obtain its qualification to do business as a foreign corporation (or such other corporate form) in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Specially Serviced Mortgage Loans and to perform its duties under this Agreement. Any successor appointed as provided herein shall execute, acknowledge and deliver to the Residual Holder and the Company an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 5.03, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Special Sub-Servicer, with like effect as if originally named as a party to this Agreement.

      (c) Within 30 days of the appointment of a successor special servicer by the Residual Holder, the Special Sub-Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all servicing files related to the Specially Serviced Mortgage Loans, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Special Sub-Servicer shall cooperate with the Residual Holder and such successor in effecting the termination of the Special Sub-Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor special servicer, including without limitation, the transfer to such successor of all amounts received by it with respect to the Specially Serviced Mortgage Loans. Further, the Special Sub-Servicer shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Special Sub-Servicer.

                                  ARTICLE IV

                                Auditing Rights

      Section 4.01 Review of the CHL's and /or CSLP's Servicing Activities. The Residual Holder (acting through its manager, Sunfish Management Group LLC (acting through the C-BASS Member) shall have the right, at its own expense and during normal business hours, to review any and all of the books, records, or other information of the Company which may be relevant to the servicing of the Mortgage Loans in accordance with the terms of this Agreement and the applicable Pooling and Servicing Agreement. In order to discuss such books, records or other information, the Company shall make personnel available who are knowledgeable about such matters.

      In addition, in order for the Residual Holder to monitor its investment in the Residual Certificates and the performance of the underlying Mortgage Loans, the Company hereby agrees to provide the Residual Holder (acting through the C-BASS Manager) the information, in electronic format mutually acceptable to the Company and the C-BASS Member, set forth on Exhibit D with respect to each Series and the Mortgage Loans underlying the related Residual Certificate, regardless of delinquency status, on a weekly basis and on a monthly basis with the information provided as of the month-end cutoff to be received no later than the 10th business day of the month following the month to which such information relates. Further, the Company agrees to cooperate with the C-BASS Member to enable the C-BASS Member to provide investment performance data to the Sunfish investors through a dedicated website. The Special Sub-Servicer and the Residual Holder agree not to use any of the information contained in Exhibit D for any purpose other than the purpose of evaluating its investment in, and the value of, the related Residual Certificates. Special Sub-Servicer and the Residual Holder further agree to use any and all information contained in Exhibit D in compliance with all applicable laws and regulations promulgated by the United States Securities and Exchange Commission.

      Section 4.02 Review of the Special Sub-Servicer's Sub-Servicing Activities. The Company and the Residual Holder (acting through its manager, Sunfish Management Group LLC) shall have the right, at its own expense and during normal business hours, to review any and all of the books, records, or other information of the Special Sub-Servicer which may be relevant to the sub-servicing the Specially Serviced Mortgage Loans in accordance with the terms of this Agreement and the applicable Pooling and Servicing

Agreement. In order to discuss such books, records or other information, the Special Sub-Servicer shall make personnel available who are knowledgeable about such matters.

                                  ARTICLE V

                        REPRESENTATIONS AND WARRANTIES

      Section 5.01 Organizational and Other Related Warranties of C-BASS. C-BASS hereby makes the following representations and warranties to each party hereto:

      (a) Organization and Good Standing. C-BASS is an entity duly organized, validly existing, and in good standing under the laws of its state of incorporation or formation.

      (b) No Violation. Neither the execution and delivery by C-BASS of this Agreement, nor the consummation by C-BASS of the transactions contemplated hereby, nor the performance of and compliance by C-BASS with the provisions of this Agreement, will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its articles of incorporation or charter or by-laws) of C-BASS, or any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) binding on C-BASS, or any of its respective properties, or any of the provisions of any indenture, mortgage, contract, instrument, or other document to which C-BASS is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of their respective properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. C-BASS is not otherwise in violation of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state or local governmental or regulatory authority or court), which violation, in C-BASS's, good faith and reasonable judgment, is likely to affect materially and adversely its ability to perform its obligations hereunder.

      (c) Authorization and Enforceability. The execution and delivery by C-BASS of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by C-BASS with the terms hereof are within the powers of C-BASS, and have been duly authorized by all necessary action on the part of C-BASS. All organizational resolutions and consents necessary for C-BASS to enter into and consummate all transactions contemplated hereby have been obtained. This Agreement has been duly executed and delivered by C-BASS and constitutes the legal, valid and binding obligation of C-BASS, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. C-BASS has not failed to obtain any consent, approval, authorization, or order of, or failed to cause any registration or qualification with, any court or regulatory authority or other governmental body having jurisdiction over it, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially adversely affect, the legal and valid execution, delivery, and performance of this Agreement by C-BASS.

      (d) No Litigation or Adverse Conditions. No litigation is pending or, to the best of C-BASS's knowledge, threatened against it, which, if determined adversely to C-BASS would prohibit C-BASS from entering into this Agreement or, in the good faith and reasonable judgment of C-BASS, is likely to materially and adversely affect either the ability of C-BASS to perform its obligations hereunder.

      Section 5.02 Organizational and Other Related Warranties of the Company. Each of CHL and CSLP hereby makes the following representations and warranties to each party hereto:

      (a) Organization and Good Standing. Each of CHL and CSLP is an entity duly organized, validly existing, and in good standing under the laws of its state of incorporation or formation or the laws of the United States, and is in compliance with the laws of each state in which any property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations hereunder and the applicable Pooling and Servicing Agreement.

      (b) No Violation. Neither the execution and delivery by either of CHL or CSLP of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor the performance of and compliance by such entity with the provisions hereof or of the Pooling and Servicing Agreement, will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its articles of incorporation or charter or by-laws) of such entity, or any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) binding on such entity, or any of its properties, or any of the provisions of any indenture, mortgage, contract, instrument, or other document (including, without limitation, any Pooling and Servicing Agreement) to which such entity is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of their respective properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. Neither CHL or CSLP is otherwise in violation of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state or local governmental or regulatory authority or court), which violation, in such entity's good faith and reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations hereunder or under the Pooling and Servicing Agreements, or the financial condition of such entity.

      (c) Authorization and Enforceability. The execution and delivery by either CHL or CSLP of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by such entity with the terms hereof and of the Pooling and Servicing Agreements are within the powers of such entity, and have been duly authorized by all necessary action on the part of CHL or CSLP, as the case may be. All organizational resolutions and consents necessary for each of CHL and CSLP to enter into and consummate all transactions contemplated hereby have been obtained. This Agreement has been duly executed and delivered by each of CHL and CSLP and constitutes the legal, valid and binding obligation of each such entity, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. Neither CHL nor CSLP has failed to obtain any consent, approval, authorization, or order of, or failed to cause any registration or qualification with, any court or regulatory authority or other governmental body having jurisdiction over such entity, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially adversely affect, the legal and valid execution, delivery, and performance of this Agreement by it.

      (d) Approvals and Permits. Each of CHL and CSLP possesses such certificates, authorizations, licenses, and permits issued by the appropriate state, federal, and foreign regulatory agencies or bodies necessary to conduct the business now operated by it, and neither has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, would materially and adversely affect the conduct of its business, operations, financial condition, or income.

      (e) No Litigation or Adverse Conditions. No litigation is pending or, to the best of the Company's knowledge, threatened against it, which, if determined adversely to the Company would prohibit the Company from entering into this Agreement or, in the good faith and reasonable judgment of the Company, is likely to materially and adversely affect either its ability to perform its obligations hereunder or under the Pooling and Servicing Agreements or the financial condition of the Company. The Company has no knowledge of any recent adverse financial condition or event with respect to itself that, in its good faith and reasonable judgment, is likely to materially and adversely affect its ability to perform its obligations hereunder or under the Pooling and Servicing Agreements.

      (f) Fidelity Bond; Errors and Omission Insurance. Each officer, director, employee, consultant and advisor of each of CHL and CSLP with responsibilities concerning the servicing and administration of the Mortgage Loans is covered by errors and omissions insurance and fidelity bond insurance in the amounts and with the coverage required under the related Pooling and Servicing Agreement for it to maintain. None of CHL, CSLP nor any of their respective officers, directors, employees, consultants, or advisors involved in the servicing or administration of the Mortgage Loans has been refused such coverage or insurance.

      (g) Compliance Matters. As of the date of transfer of each Specially Serviced Mortgage Loan to the Special Sub-Servicer, the Company hereby represents and warrants to the Special Sub-Servicer that with respect to each Specially Serviced Mortgage Loan: any and all requirements of any federal, state or local laws or regulations, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, anti-predatory lending, fair credit reporting, unfair collection practice, equal credit opportunity, fair housing and disclosure laws and regulations, applicable to the solicitation, origination, collection and servicing of such Mortgage Loan have been complied with in all material respects; and any obligations of the holder of the Mortgage Note, Mortgage and other loan documents have been complied with in all material respects; servicing of each Mortgage Loan has been in accordance with prudent mortgage servicing standards, any applicable laws, rules and regulations and in accordance with the terms of the applicable Pooling and Servicing Agreement, Mortgage Notes, Mortgage and other loan documents, whether such origination and servicing was done by Company, its affiliates, or any third party which originated the Mortgage Loan on behalf of, or sold the Mortgage Loan to, any of them, or any servicing agent of any of the foregoing; no Specially Serviced Mortgage Loan is a "high-cost loan" or "covered loan" under either the Home Ownership Equity Protection Act or a similar state or local anti-predatory lending law.

      Section 5.03 Organizational and Other Related Warranties of the Special Sub-Servicer. The Special Sub-Servicer hereby makes the following representations and warranties to each party hereto:

      (a) Organization and Good Standing. The Special Sub-Servicer is an entity duly organized, validly existing, and in good standing under the laws of its state of incorporation or formation or the laws of the United States, and is in compliance with the laws of each state in which any property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations hereunder.

      (b) No Violation. Neither the execution and delivery by Special Sub-Servicer of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor the performance of and compliance by the Special Sub-Servicer with the provisions hereof , will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its articles of incorporation or charter or by-laws) of the Special Sub-Servicer, or any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) binding on the Special Sub-Servicer, or any of its properties, or any of the provisions of any indenture, mortgage, contract, instrument, or other document to which the Special Sub-Servicer is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of their respective properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. The Special Sub-Servicer is not otherwise in violation of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state or local governmental or regulatory authority or court), which violation, in the Special Sub-Servicer's good faith and reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations hereunder, or the financial condition of the Special Sub-Servicer.

      (c) Authorization and Enforceability. The execution and delivery by the Special Sub-Servicer of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by the Special Sub-Servicer with the terms hereof are within the powers of the Special Sub-Servicer, and have been duly authorized by all necessary action on the part of the Special Sub-Servicer. All organizational resolutions and consents necessary for the Special Sub-Servicer to enter into and consummate all transactions contemplated hereby have been obtained. This Agreement has been duly executed and delivered by the Special Sub-Servicer and constitutes the legal, valid and binding obligation of the Special Sub-Servicer, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. The Special Sub-Servicer has not failed to obtain any consent, approval, authorization, or order of, or failed to cause any registration or qualification with, any court or regulatory authority or other governmental body having jurisdiction over the Special Sub-Servicer, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially adversely affect, the legal and valid execution, delivery, and performance of this Agreement by the Special Sub-Servicer.

      (d) Approvals and Permits. The Special Sub-Servicer possesses such certificates, authorizations, licenses, and permits issued by the appropriate state, federal, and foreign regulatory agencies or bodies necessary to conduct the business now operated by it, and its has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, would materially and adversely affect the conduct of the business, operations, financial condition, or income of the Special Sub-Servicer.

      (e) No Litigation or Adverse Conditions. No litigation is pending or, to the best of the Special Sub-Servicer's knowledge, threatened against it, which, if determined adversely to the Special Sub-Servicer would prohibit the Special Sub-Servicer from entering into this Agreement or, in the good faith and reasonable judgment of the Special Sub-Servicer, is likely to materially and adversely affect either its ability to perform its obligations hereunder or the financial condition of the Special Sub-Servicer. The Special Sub-Servicer has no knowledge of any recent adverse financial condition or event with respect to itself that, in its good faith and reasonable judgment, is likely to materially and adversely affect its ability to perform its obligations hereunder.

      (f) Fidelity Bond; Errors and Omission Insurance. Each officer, director, employee, consultant and advisor of the Special Sub-Servicer with responsibilities concerning the servicing and administration of the Mortgage Loans is covered by errors and omissions insurance and fidelity bond insurance in the amounts and with the coverage required under the related Pooling and Servicing Agreement to be maintained by the Company as master servicer. Neither the Special Sub-Servicer nor any of its officers, directors, employees, consultants, or advisors involved in the servicing or administration of the Mortgage Loans has been refused such coverage or insurance.

      (g) Approved Seller/Servicer. The Special Sub-Servicer is approved as a seller/servicer of single-family mortgage loans by the Fannie Mae and the Department of Housing and Urban Development.

      Section 5.04 Organizational and Other Related Warranties of Sunfish. Sunfish hereby makes the following representations and warranties to each party hereto:

      (a) Organization and Good Standing. Sunfish is an entity duly organized, validly existing, and in good standing under the laws of its state of incorporation or formation or the laws of the Cayman Islands.

      (b) No Violation. Neither the execution and delivery by Sunfish of this Agreement, nor the consummation by Sunfish of the transactions contemplated hereby, nor the performance of and compliance by Sunfish with the provisions of this Agreement, will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its articles of incorporation or charter or by-laws) of Sunfish, or any of the provisions of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state, or local governmental or regulatory authority or court) binding on Sunfish, or any of its respective properties, or any of the provisions of any indenture, mortgage, contract, instrument, or other document to which Sunfish is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of their respective properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. Sunfish is not otherwise in violation of any law, rule, regulation, judgment, decree, demand, or order (of any federal, state or local governmental or regulatory authority or court), which violation, in Sunfish's, good faith and reasonable judgment, is likely to affect materially and adversely its ability to perform its obligations hereunder.

      (c) Authorization and Enforceability. The execution and delivery by Sunfish of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by Sunfish with the terms hereof are within the powers of Sunfish, and have been duly authorized by all necessary action on the part of Sunfish. All organizational resolutions and consents necessary for Sunfish to enter into and consummate all transactions contemplated hereby have been obtained. This Agreement has been duly executed and delivered by Sunfish and constitutes the legal, valid and binding obligation of Sunfish, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. Sunfish has not failed to obtain any consent, approval, authorization, or order of, or failed to cause any registration or qualification with, any court or regulatory authority or other governmental body having jurisdiction over it, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially adversely affect, the legal and valid execution, delivery, and performance of this Agreement by Sunfish.

      (d) No Litigation or Adverse Conditions. No litigation is pending or, to the best of Sunfish's knowledge, threatened against it, which, if determined adversely to Sunfish would prohibit Sunfish from entering into this Agreement or, in the good faith and reasonable judgment of Sunfish, is likely to materially and adversely affect either the ability of Sunfish to perform its obligations hereunder.

                                  ARTICLE VI

                           MISCELLANEOUS PROVISIONS

      Section 6.01  Resecuritization of Residual Certificates.

      Notwithstanding anything to the contrary in Section 3.04 hereof, in the event that the Residual Holder resecuritizes a Residual Certificate, either directly as issuer or indirectly through an affiliated entity or an investment bank as issuer, the rights of the Residual Holder set forth under Article II and Article III of this Agreement shall relate to, and be exercisable with respect to the Mortgage Loans of a related Series to the extent that and for so long as the Residual Holder has beneficial ownership of at least fifty-one percent (51%) of the most subordinate outstanding class of securities issued in such resecuritization. If on any day the Residual Holder ceases to own at least fifty-one percent (51%) the most subordinate outstanding class of securities issued in the resecuritization of a Residual Certificate, an Early Termination Event will be deemed to have occurred and the Company may terminate the Special Sub-Servicer right to sub-service a Specially Serviced Mortgage Loan in accordance with Section 3.04 hereof.

      Section 6.02  Indemnification.

      (a) Each of the Company, the Residual Holder and the Special Sub-Servicer (each as such, an "Indemnifying Party") shall defend, indemnify and hold the other parties hereto (each as such, an "Indemnified Party") harmless from and against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses (individually and collectively, the "Claims") that such Indemnified Party may sustain as a result of the breach by any Indemnifying Party of such Indemnifying Party's obligations under the terms of this Agreement; provided, that the Company and the Residual Holder acknowledge and agree that the obligation of the Special Sub-Servicer to indemnify for losses arising from or incurred in connection with the servicing of Specially Serviced Mortgage Loans (including REO Property) shall be determined in accordance with the indemnification standards applicable to the Master Servicer under the related Pooling and Servicing Agreement; and provided further, that none of the Company, the Residual

Holder or the Special Sub-Servicer or any of the directors, officers, employees or agents of the Company, Residual Holder or the Servicer shall be liable for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment. Notwithstanding the foregoing, in the event the Company, as Master Servicer, is required to indemnify a Trust pursuant to the terms of the related Pooling and Servicing Agreement for Claims arising from or incurred in connection with the servicing of a Specially Serviced Mortgage Loan (including an REO Property) on or after the date such Mortgage Loan was transferred to the Special Sub-Servicer, the Special Sub-Servicer shall indemnify and hold the Company harmless with respect to such Claims. The parties further agree that the Special Sub-Servicer shall defend, indemnify and hold the Company harmless from and against any and all Claims that the Company may sustain in any way related to any negligence, willful misconduct, or any action taken by, or failure to act on the part of the Special Sub-Servicer in connection with the performance of the sub-servicing activities pursuant to this Agreement.

      (b) Notwithstanding anything to the contrary contained in the Pooling and Servicing Agreement, in consideration of the Residual Holder purchasing the Residual Certificates, the Company hereby agrees to indemnify and hold harmless the Residual Holder against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses (including the reasonable cost of investigating and defending against any claims therefore) that is directly related to or arise from a breach of any representation and warranty set forth in the applicable Pooling and Servicing Agreement related to compliance with applicable laws in the origination of a Mortgage Loan, which such representations and warranties are set forth on Exhibit B hereto.

      The Company will be entitled to participate at its own expense in the defense, or, if the Company so elects, to assume the defense of any suit brought to enforce any such liability. In the event the Company elects to assume the defense of any such suit and retain such counsel, the Residual Holder may retain additional counsel but shall bear the fees and expenses of such counsel unless (i) the Company and the Residual Holder shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Company and the Residual Holder and representation of all parties by the same counsel would be inappropriate due to actual or potential differing interests among them.

      The Company shall not be liable to indemnify any person for any settlement of any claim effected without the Company's consent, which consent shall not be unreasonably withheld. The Company shall not, without the prior written consent of the Residual Holder which consent shall not be unreasonably withheld, effect any settlement of any pending or threatened proceeding in respect of which the Residual Holder is or could have been a party and indemnity is or could have been sought hereunder by the Residual Holder.

      Section 6.03  Amendment.

      This Agreement may be amended from time to time by written agreement signed by each of the parties hereto.

      Section 6.04  Counterparts.

      This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

      Section 6.05  Governing Law.

      This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      Section 6.06  Notices.

      Unless otherwise provided herein, all demands, notices and direction hereunder shall be in writing and sent by overnight mail, telecopy or via e-mail and shall be deemed effective upon receipt to:

      (a)  in the case of CHL,

           Countrywide Home Loans, Inc.
           400 Countrywide Way
           Simi Valley, California  93065
           Attention:  Guadalupe Montero, Vice President
           Telephone:  (805) 520-5612
           Facsimile:  (805) 520-5615
           E-mail: Guadalupe_Montero@Countrywide.com

      (b)  in the case of CSLP,

           Countrywide Home Loans Servicing LP
           400 Countrywide Way
           Simi Valley, California  93065
           Attention:  Guadalupe Montero, First Vice President
           Telephone:  (805) 520-5612
           Facsimile:  (805) 520-5615
           E-mail:  Guadalupe_Montero@Countrywide.com

      or such other address as may hereafter be furnished to the Residual Holder and the Special Sub-Servicer in writing.

      (c)  in the case of the Residual Holder,

           Credit-Based Asset Servicing and Securitization LLC
           335 Madison Avenue
           New York, New York 10017
           Attention:  B-Piece Surveillance Department
           Telephone:  (212) 850-7765 Facsimile:(212) 850-7760
           E-Mail:  henry.hayssen@c-bass.com

           or such other address as may hereafter be furnished to the Company in writing.

      (d)  in the case of the Special Sub-Servicer,

           Litton Loan Servicing LP
           4828 Loop Central Drive
           Houston, Texas 77081
           Attention:  Janice McClure
           Telephone:  (713) 966-8801
           Facsimile:  (713) 960-0539
           E-mail:  Janice.McClure@litton.c-bass.com

      or such other address as may hereafter be furnished to the Company in writing.

      Section 6.07 Survival of Representations and Warranties; Severability of Provisions.

      Each of the representations and warranties made herein shall survive the execution, delivery, performance and termination of this Agreement. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate in good faith to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

      Section 6.08  Successors and Assigns.

      This Agreement may not be assigned by any party hereto without the prior written consent of each of the other parties hereto. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

      Section 6.09  Definitions.

      Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings ascribed thereto as set forth in the related Pooling and Servicing Agreement.

      Section 6.10  Article and Section Headings.

      The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      Section 6.11  Confidentiality.

      (a) In connection with the rights and obligations of each of the parties hereunder, each of the Company, the Residual Holder and the Special Sub-Servicer (for the purposes of this Section 6.11(a), a "Disclosing Party") may find it necessary to disclose to the other parties (including its subsidiaries) or its representatives collectively, a "Receiving Party") certain confidential, proprietary information relating to the Disclosing Party or its affiliates. "Confidential Information" means any information whatever its nature or form, whether oral or written materials, from any the Disclosing Party or its directors, officers, employees, affiliates, representatives (including, without limitation, financial advisors, attorneys and accountants) or agents (collectively, a party's "Representatives;") that is obtained by the Receiving Party as a result of or in connection with the performance of its rights or obligations under this Agreement, whether before or after the date hereof, together with all analyses, compilations, forecasts, studies or other documents prepared by a Receiving Party or its Representatives in connection with the performance of its rights or obligations hereunder which contain or reflect any such information. Confidential Information includes, but is not limited to, any information regarding any business or operations plans, strategies, processes, know-how, portfolios, prospects or objectives of the Disclosing Party; structure, products, product development, technology, inventions, discoveries, improvements, specifications, source codes, object code, programming and other documentation, designs, methods, devices, systems, computer software, including due diligence system, loss mitigation software included within RADAR, foreclosure attorney web site, distribution, sales, services, support and marketing plans, practices, or operations of the Disclosing Party; the prices, costs and details of the services of the Disclosing Party; the financial condition, results of operations, financial records and related information of the Disclosing Party; the position of the Disclosing Party and its clients in any portfolio; the performance of any accounts or assets of the Disclosing Party; research and development, operations or plans of the Disclosing Party; clients and client lists (including, without limitation, the identity of clients, names, addresses, contact persons, and the client's business or investment status or needs)of the Disclosing Party; information received from third parties under confidential conditions; any trade secrets, confidential or secret designs, processes, formulae, plans, devices or material (whether or not patented or patentable) directly or indirectly useful in any aspect of the business of the Disclosing Party (including, without limitation, financial, investment and trading plans, designs, products and computer aided financial investment and trading systems, software, strategies, programs, formulae, patterns, methods, techniques, processes and system analyses), management organization and related information (including, without limitation, data and other information concerning the compensation and benefits paid to officers, directors and employees of the Disclosing Party); personnel and compensation policies; operation policies and manuals; means of gaining access to the Disclosing Party's computer data systems and related information; or any other financial, commercial, business, technical or other information relating to the Disclosing Party, its clients, subsidiaries or affiliates. The term Confidential Information will not, however, include Confidential Information which (i) is or becomes publicly available other than as a result of a disclosure by a Receiving Party or its Representatives in violation of this Agreement, (ii) becomes available to a Receiving Party on a non-confidential basis after the date hereof from a source (other than a Disclosing Party or its representatives ), which, to the best knowledge of a Receiving Party after due inquiry, is not prohibited from disclosing such information to the Receiving Party by any obligation of confidentiality to another party hereto, or (iii) is developed or derived by a party hereto without the aid, application or use of Confidential Information.

      (b) The Residual Holder and the Special Sub-Servicer each agree that any and all Confidential Information supplied to it by or on behalf of the Company pursuant to this Agreement, including individual Mortgagor account information, is the property of the Company and each of the Residual Holder and the Special Sub-Servicer agree to use such Confidential Information only for the purposes contemplated by this Agreement and as set forth in Section 6.11(a) above and otherwise hold such Confidential Information confidential and not to disclose such Confidential Information to any other person or entity for any other reason.

      (c) Notwithstanding the foregoing and except as provided below, neither the Residual Holder, the Special Sub-Servicer nor any of their affiliates shall use, or permit the use, any Mortgagor information received hereunder to specifically target and solicit, by means of direct mail or telephonic or personal solicitation or by any other means, the Mortgagors to prepay or refinance any Mortgage Loans; provided, however, that the Special Sub-Servicer may suggest workout, refinancing, or prepayment plans or strategies to the Mortgagor of a Specially Serviced Mortgage Loan.

      Section 6.12  Registered Certificates.

      The Residual Holder agrees, that without the prior written consent of the Company, so long as Residual Holder or any of its affiliates is a party to this Agreement and the holder or owner of any Residual Certificates of a Series, neither it nor any of its affiliates shall purchase, or trade any Certificates of such Series which have been registered under the Securities Act of 1933, as amended.

      Section 6.13  No Partnership.

      Nothing herein shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of the Company shall be rendered as an independent contractor and not as an agent for the Company.

      Section 6.14 Effect of Termination of Sub-servicing Rights or Resignation of Special Sub-Servicer.

      Neither the termination of this Agreement or any of the Special Sub-Servicer's rights to sub-service all or any of the Specially Serviced Mortgage Loans nor the resignation by the Special Sub-Servicer from its duties herein shall have no affect on any obligation or liability of the Special Sub-Servicer then outstanding.

      IN WITNESS WHEREOF, each of the parties hereto have caused its name to be signed hereto by its respective officer thereunto duly authorized, all as of the day and year first above written.

                                    COUNTRYWIDE HOME LOANS, INC.



                                    By:
                                       ----------------------------
                                       Name:
                                       Title:


                                    COUNTRYWIDE HOME LOANS
                                    SERVICING LP



                                    By:
                                       ----------------------------
                                       Name:
                                       Title:


                                    CREDIT-BASED ASSET SERVICING
                                    AND SECURITIZATION LLC



                                    By:
                                       ----------------------------
                                       Name:
                                       Title:


                                    SUNFISH MORTGAGE FUND LTD



                                    By:
                                       ----------------------------
                                       Name:
                                       Title:

                                    LITTON LOAN SERVICING LP



                                    By:
                                       ----------------------------
                                       Name:
                                       Title:

                                   EXHIBIT A

                             FORM OF CONFIRMATION
                              [C-BASS LETTERHEAD]

[DATE]


      RE: Special Sub-Servicing Agreement and Additional Purchased Residual Certificates

Gentlemen and Ladies:

This letter (this "Confirmation") confirms that upon the execution and delivery of this Confirmation by each of the parties, the payment of the Special Servicing Premium and the full satisfaction of any and all other terms and conditions set forth herein, that the Series of Residual Certificates identified below, and the related pool(s) of Mortgage Loans, shall be made subject to the Special Sub-Servicing Agreement dated February ___, 2005, by and among the Company, the Residual Holder and the Special Sub-Servicer (the "Sub-Servicing Agreement").



                                                       Litton
                                                    Specialty    Original Face     Special
       Bloomberg           Original                  Serviced  Amount of First   Servicing
Deal    Ticker     CUSIP  Issue Date  Class(es)  Series (Y/N)        Loss Bond     Premium




All remittances with respect the Specially Serviced Mortgage Loans underlying the Residual Certificate added hereby shall be made to the related custodial accounts identified on Schedule I hereto.

Upon placing its signature on this Confirmation, each of Residual Holder, the Special Sub-Servicer and the Company again makes, with respect to itself and each Loan, as applicable, all of the representations, warranties and covenants made by each such party in the Special Sub-Servicing Agreement, except as the same may be amended by this Confirmation.

All exhibits hereto are incorporated herein in their entirety. In the event there exists any inconsistency between the Sub-Servicing Agreement and this Confirmation with respect to the Series to be added hereby, the latter shall be controlling notwithstanding anything contained in the Sub-Servicing Agreement to the contrary. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Sub-Servicing Agreement.

Kindly acknowledge your agreement to the terms of this Confirmation by signing in the appropriate space below and returning this Confirmation to the undersigned. Telecopy signatures shall be deemed valid and binding to the same extent as the original.

Sunfish Mortgage Fund Ltd.,
as Residual Holder, by
Sunfish Management Group LLC



By:
   ----------------------------
   Name:
   Title:

Credit-Based Asset Servicing
and Securitization LLC,
as Residual Holder



By:
   ----------------------------
   Name:
   Title:

Acknowledge and agreed:

Litton Loan Servicing LP,
as the Special Sub-Servicer



By:
   ----------------------------
   Name:
   Title:

Countrywide Home Loans, Inc.,
Countrywide Home Loans
Servicing LP,
as the Company



By:
   ----------------------------
   Name:
   Title:

                                   EXHIBIT B

                          CERTAIN COMPLIANCE MATTERS

      To the extent required under applicable law, each originator and subsequent mortgagee or servicer of the Mortgage Loan complied with all licensing requirements and was authorized to transact and do business in the jurisdiction in which the related Mortgaged Property is located at all times when it held or serviced the Mortgage Loan. Any and all requirements of any federal, state or local laws or regulations, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, anti-predatory lending, fair credit reporting, unfair collection practice, equal credit opportunity, fair housing and disclosure laws and regulations, applicable to the solicitation, origination, collection and servicing of such Mortgage Loan have been complied with in all material respects; and any obligations of the holder of the Mortgage Note, Mortgage and other loan documents have been complied with in all material respects; servicing of each Mortgage Loan has been in accordance with prudent mortgage servicing standards, any applicable laws, rules and regulations and in accordance with the terms of the Mortgage Notes, Mortgage and other loan documents, whether such origination and servicing was done by Seller, its affiliates, or any third party which originated the Mortgage Loan on behalf of, or sold the Mortgage Loan to, any of them, or any servicing agent of any of the foregoing;

      No predatory or deceptive lending practices, including but not limited to, the extension of credit to the mortgagor without regard for the mortgagor's ability to repay the Mortgage Loan and the extension of credit to the mortgagor which has no apparent benefit to the mortgagor, were employed by the originator of the Mortgage Loan in connection with the origination of the Mortgage Loan;

      No Mortgage Loan is subject to the provisions of the Homeownership and Equity Protection Act of 1994 ("HOEPA"), except as identified as such on the Mortgage Loan Schedule. With respect to any Mortgage Loan subject to HOEPA, the Mortgage File contains a notice from the originator, and a copy of a notice to each entity which was a purchaser or assignee of the Mortgage Loan, satisfying the provisions of such Act and the regulations issued thereunder, to the effect that the Mortgage Loan is subject to special truth in lending rules;

      No Mortgage Loan is subject to the City of Oakland Anti-Predatory Lending Ordinance (i.e. the Oakland Residential Lending Ordinance No. 12361 C.M.S., the amendment No. 12362 C.M.S. to Oakland's Linked Banking Services Ordinance and Resolution 01-62 of the Oakland Redevelopment Agency, collectively the "Oakland Ordinance") except as identified on the Mortgage Loan Schedule. Any Mortgage Loan subject to the Oakland Ordinance is in compliance with the provisions of the Oakland Ordinance.

                             FORM OF CONFIRMATION

                          Custodial Accounts Schedule

                                   EXHIBIT C

                           OPERATIONAL REQUIREMENTS

      1.) Loan Transfer/Prior Month Report to Trust. The Company shall provide the Special Sub-Servicer a copy of the previous month's report to the Trustee.

      2.) Servicing Fee. The Special Sub-Servicer shall net its servicing fee on all collections remitted to the Trustee.

      3.) Loan Transfer Wire and Advance Reconciliation. Within five (5) Business Days of the Sub-Special Sub-Servicer's receipt of the computer records required pursuant to Section 2.01, the Special Sub-Servicer shall remit to the Master Servicer, by wire transfer of immediately available funds, an amount equal to the sum of the P&I Advances outstanding as of the Transfer Date, and the aggregate amount of Servicing Advances and escrow advances, net of any positive escrows. The Special Sub-Servicer and Master Servicer shall, within fifteen (15) Business Days following the Transfer Date, make such further monetary adjustments between them as shall be necessary to ensure the proper payment of the advance amount by the Special Sub-Servicer to the Master Servicer.

      4.) Servicing Advance Reconciliation. The Master Servicer shall provide the Special Sub-Servicer customary documentation (electronic format or invoice with amount, type, and reason for advance) on all such Servicing Advances as described in item 3 above. The Special Sub-Servicer shall then reimburse any such reimbursable advances to the Master Servicer within five (5) business days of the Master Servicer's presentation of such supporting documentation to the Special Sub-Servicer; provided that, the Special Sub-Servicer shall not reimburse the Master Servicer for items such as demand letter fees, interest on advances, and any other similar fees.

      5.) Life of Loan Tax Contract. The Master Servicer agrees to transfer life of loan tax contracts to the Special Sub-Servicer; provided that, the tax service contracts are transferred to the Special Sub-Servicer at no cost. For Mortgage Loans without tax service contracts, the Special Sub-Servicer may deduct from its remittance to the Master Servicer $[50] per Mortgage Loan to purchase such tax service contracts.

      6.) Flood Certificates. The Master Servicer agrees to transfer flood certificates to the Special Sub-Servicer, provided that the flood certificates are transferred to the Special Sub-Servicer at no cost. For Mortgage Loans without a flood certificate, the Special Sub-Servicer may deduct from its remittance to the Master Servicer $[35] per Mortgage Loan to purchase such flood certificate.

      7.) Rebatable Points and Fees. In the event a loan pays in full and rebatable points and fees are due the Mortgagor, the Master Servicer shall reimburse the Special Sub-Servicer within thirty (30) days of receipt of the notice provided to the Master Servicer.

                                   EXHIBIT D

                            Loan Level Information



Loan Level Information

Loan Number
Deal Name
Borrower Name
Borrower SS#
Co-Borrower Name
Co-Borrower SS#
Property Address (1)
Property Address (2)
Property Address (City)
Property Address (State)
Property Address (Zip)
Current Balance (UPBA)
Current Balance (UPBS)
Due Date
Last Payment Received Date
Balloon Flag (Y/N)
ARM Flag (Y/N)
ARM Index
ARM Next Rate Change
ARM Next Payment Change
ARM Margin
ARM Rate Cap
ARM Floor Rate
ARM Rate Change Frequency
Most Recent BPO Date
Most Recent BPO Value
Most Recent BPO Type Interior/Exterior)
Projected Loss
Anticipated Resolution Date
Most Recent Inspection Date
Occupancy Status
Property Condition
BPO LTV
CALTV
COLTV
Current P and I
Current Interest Rate

Loan Level Information

Original FICO
Current FICO
First Payment Date
Lien Position
Loan Purpose
Loan Type
Property Type
Maturity Date
Original Appraised Value
Original Balance
Origination Date
Original P and I
Original Rate
Original Sale Value
Original Term
P and I Actual 1
P and I Actual 2
P and I Actual 3
P and I Actual 4
P and I Actual 5
Past Due P and I
PMI Level
Prepayment Penalty Flag (Y/N)
Prepayment Penalty Amount Collected
Prepayment Penalty Term
Realized Loss Amount
Realized Loss Severity
Total Debt
Trustee Delinquency Status
Active BK Flag (Y/N)
BK Status
BK Case Number
BK Filing Date
BK Chapter
BK Proof of Claim Date
BK Proof of Claim Amount
BK Post Petition Due Date
BK Hearing Date
BK Stay Lift Date
BK Discharge Date
BK Dismissed Date

Loan Level Information

BK Motion Request Date
BK Motion Date
BK MFR Obtained
Most Recent Demand Date
Active FC Flag (Y/N)
FC Referral Scheduled Date
FC Referral Completion Date
FC 1st Legal Scheduled Date
FC 1st Legal Completion Date
FC Publication Date
Last Completed FC Step
Last Completed FC Step Date
FC Estimated Sale Date
FC Sale Date
Redemption Start Date
Redemption End Date
Eviction Status
Expected Vacate Date
REO Date
REO Status
REO Original List Date
REO Original List Price
REO Current List Date
REO Current List Price
REO Contract Price
REO Contract Date
REO Projected Sale Date
REO Projected Sales Price
REO Close Date
REO Sale Price
REO Net Proceeds
Repair Costs
Service Transfer Date
Most Recent Reason for Default
Last Attempted Contact Date
Last Contact Date with Borrower
Last Contact Result
Last Promise to Pay Date
Pending Loss Mitigation Status (Y/N)
Type of Loss Mitigation Pending
Modification Flag (Y/N)

Loan Level Information

Modified Balance
Modified Rate
Modified Term
Modified P and I
Repayment Plan Flag (Y/N)
Repayment Plan Start Date
Repayment Plan Payment
Repayment Plan Term
Current Senior Lien Balance
Hazard Insurance Pending (Y/N)
Hazard Claim Amount
Hazard Claim Status
Mortgage Insurance Pending (Y/N)
Mortgage Insurance NOD Date
Mortgage Insurance Claim Amount
Mortgage Insurance Status
Suspense Balance
Escrow Balance
Escrow Advance Balance
P&I Advances
Delinquent Interest Balance
Corporate Advance Balance
Liquidation Type
Liquidation Proceeds
Liquidation Date
UPBA at Liquidation
UPBS at Liquidation
Litigation Flag (Y/N)
12  Month  Pay  String (i.e. 111221123112)
Forced Place Insurance Flag (Y/N)
Next Hazard Insurance Premium Due Date
Next Tax Installment Due Date
Comment Date
Comment Type
Comment

                                  SCHEDULE I




                                         Litton   % of First   % of First
                                      Specially    Loss Bond    Loan Bond     Special
        Bloomberg   Issue              Serviced     Owned by     Owned by   Servicing       Inv. Acct.
Deal       Ticker    Date   Class   Series (Y/N)      Sunfish       C-BASS     Premium   Effective Date   Documentation





                                                     I-1

                                  SCHEDULE II

                     SPECIAL SERVICING TRANSFER PROCEDURES
      Any transfer of sub-servicing with respect to a Specially Serviced Mortgage Loan shall be effected according to the following timeline. All dates set forth below are for illustrative purposes only. Capitalized terms used in this Schedule shall have the meanings ascribed thereto in the Agreement.

Timeline

Last business day of Month One
      Mortgagor is 89 Days Delinquent.

3rd business day of Month Two
      The Company receives an electronic file from its Collections Department on all Specially Serviced Mortgage Loans (all 90+ delinquent loans).

4th business day of Month Two
      The Company sends the electronic file to Excess Class Holder/Special Sub-Servicer of all Specially Serviced Mortgage Loans with information designating those Specially Serviced Mortgage Loans where a forbearance plan or workout is in progress and those Specially Serviced Mortgage Loans where there is no plan or workout in progress or in place.

6th business day of Month Two
      The Company and the Special Sub-Servicer coordinate the transfer of servicing of the Specially Serviced Mortgage Loans as provided below.

14th business day of Month Two
      The Company prepares and mails the `goodbye letters' to the mortgagors.

20th Calendar Day of Month Two
      The Special Sub-Servicer prepares and mails the `welcome letters' to the mortgagors.

1st business day of Month Three     Effective Date.

On or Before 5th business day of Month Three
      In accordance with the Servicing Transfer Instructions, Company sends Special Sub-Servicer final transfer data (e.g., trial balance, loan files, current and previous 2 years' history records (if applicable), all default-related correspondence, and all collection, foreclosure and bankruptcy files);
      Company provides Special Sub-Servicer with detailed reimbursement request relating to Advances and Servicing Advances; and

      Company sends Special Sub-Servicer a check or wire for the net (positive net of negative) escrow and unapplied funds.

      Company provides Special Sub-Servicer with ending balances via an electronic file.

Five business days following end-of-the-month cutoff of Month Four Special
      Sub-Servicer reports the data contained in Exhibit 1 to this Schedule II to Company.

On the 18th of Month Four or prior business day if the 18th falls on a weekend or holiday
     Special Sub-Servicer shall wire the scheduled principal interest payments on all Specially Serviced Loans.

--------------------

                        Servicing Transfer Instructions

I.    NOTIFICATION OF LOANS TO TRANSFER

A. Company will prepare and provide a list of all Specially Serviced Mortgage Loans past 90 days delinquent. The list shall be provided to Special Sub-Servicer on the 4th business day of each month.

B. The sub-servicing of the Specially Serviced Mortgage Loans shall be transferred to the Special Sub-Servicer effective the first day of each month following the month in which such Delinquent Mortgage Loan became a Specially Serviced Mortgage Loan.

II.   CONVERSION DATA

      Conversion data can be supplied in 3 formats:

      A.  Manual conversion

      1. Provide a "master file data record" for each loan (accompanied by a listing of all your code definitions).

      2. Provide a trial balance containing all the loans. Provide for both preliminary and final data.

      3. Preliminary data should be provided within 24 hours after each servicer acceptance date.

      4. Final data should be provided within 24 hours after each servicing transfer date.

                Electronic conversion

      5. If it is determined that this type of conversion is advantageous to both parties the format (Microsoft Excel) will be furnished.

      6. Preliminary data should be provided within 2 days after each servicer acceptance date.

      7. Final data should be provided within 2 days after servicing transfer date.

      8. A trial balance must be provided for both preliminary and final.

                Tape to Tape conversion

      9. If it is determined that this type of conversion is advantageous to both parties the details will be furnished.

      10. Preliminary tape should be provided within 24 hours after each servicer acceptance date.

      11. Final data tape should be provided within 24 hours after transfer date.

      12. A trial balance must be provided for both preliminary and final.

III.  HOMEOWNER NOTIFICATION

      1. The mortgagor notification (good-bye letter) must be mailed at least 15 days prior to the transfer date. A copy of your good-bye letter must be faxed to Donna Davis (fax number 713-561-8248) for approval prior to mailing.

      2. Electronic file or hard copies of your mortgagor notification letters should be provided to LLS within 5 days after servicing transfer date.

      3. INFORMATION FOR NOTIFICATION LETTERS


      Hours of operation:                7:00 am to 7:00 pm (CST)


      Customer Service Toll Free Number: (800) 247-9727


      Correspondence Address:            Litton Loan Servicing, LP
                                         4828 Loop Central Drive
                                         Houston, Texas 77081


      Payment Address:                   Litton Loan Servicing, LP
                                         P.O. Box 4387
                                         Houston, Texas 77210-4387


IV.   HAZARD / FLOOD INSURANCE

      The Hazard / Flood insurance policies should be in separate files identified with your loan number.

      1. Please request a change to the mortgagee clause as follows:

                           Litton Loan Servicing LP
                           Its Successors or Assigns
                           P.O. Box 4354
                           Houston, TX 77210-4354

      2. Copies of the mortgagee clause change requests should be provided to LLS.

      3. Any unpaid policies, expiration notices, cancellation notices, loans with expired policies should be properly identified, sorted and marked for special handling.

      4. Individual loan insurance records showing payee (name and address), due dates, frequency of payment, next due date, last paid date and last paid amount should be provided in electronic format.

      5. Provide a list of loans under your "force place coverage" program. Will the coverage on individual loans remain in effect until expiration or be canceled at time of the transfer?

      6. Insurance loss drafts should provide all documentation on the current status.

V.    FHA LOANS

      1. Provide a listing including the following items on FHA Loans with a monthly premium.

                        Loan number
                        FHA case number
                        Anniversary date
                        Annual premium
                        Monthly amount
                        Total MIP paid to date
                        Next month the premium is due

      2. Provide a listing including the following items on FHA loans that the full premium was paid up front.

                        Loan number
                        FHA case number
                        Insuring date
                        Amount of prepaid premium

      3. Provide a listing of all FHA Uninsured loans.

      4. Provide a listing of all FHA 235 loans.

      5. Provide your HUD ID#.

      6. HUD Form 92080 should be completed with our HUD mortgagee number (72313) and mailed to LLS for signing and forwarding to HUD. Remember, HUD requires notification by tape if more than 15 loans are transferring.

VI. CONVENTIONAL LOANS

      1. Provide the individual loan PMI certificates

      2. Provide copies of the notification to the PMI companies requesting a change of servicer to LLS.

      3. Listing of all loans with PMI to include:

                        Loan number
                        PMI company
                        PMI certificate number
                        Next due date
                        Last amount paid
                        Percentage of Coverage

      4. Homeowner Protection Act of 1998.

         Loans originated after July 29, 1999: Provide copies of original disclosure notice produced at origination of loan.
         Loans originated prior to July 29, 1999: Provide the annual disclosure notices supplied to borrowers.

      5. Listing of loans that have Pool Insurance. If loan has Pool Insurance supply name, address and phone number of insurance agency.

      6. Listing of loans that have Pool Insurance and private mortgage insurance.

VII.  REAL ESTATE TAXES

      1. Individual loan tax records showing payee (name and address), due dates, frequency of payment, next due date, last paid date and last paid amount along with tax contract numbers and vendor information should be provided in electronic format.

      2. Provide copies of any tax service contracts along with the request for a change of servicer to LLS under the following vendor numbers (Transamerica-2489, First American-56353, Lereta-65000, Fidelity-2059). We also have tax contracts with other tax services, which you can contact us for more information.

      3. All property taxes due and payable should be paid prior to the transfer date.

      4. Provide a listing of any loans with delinquent taxes containing the pertinent information as of the transfer date.

VIII. OPTIONAL INSURANCE

      1. Only prepaid optional insurance should be provided to LLS.

                     All prepaid optional insurance should include the following information.

                        Loan number
                        Insurance company
                        Type of coverage
                        Policy Number
                        Coverage Amount
                        Policy Effective Date
                        Premium Amount
                        Expiration Date

      2. Copies of the master and/or individual policies for the insurance coverage.

      3. Copies of the notification sent to the insurance companies.

IX.   INVESTOR REPORTS

      1. Copy of the final remittance report to the investor including a trial balance as of cut-off date.

      2. Provide a list of all simple interest loans.

      3. Provide a list of all loans currently on ACH Draft. The borrower to be notified that their ACH Draft will be discontinued in your good bye letter.

X.    CORPORATE ADVANCES

      1. Provide list of all loans with corporate advances.

      2. Back-up documentation must be supplied for any loan with a corporate advance. The documentation must balance to the advance amount.

      3. Back-up documentation must be received at the time of transfer.

XI.   MERS DATA

      1. All MERS loans must be moved to correct ORG ID to coincide with transfer.

      2. The batch number must be supplied to Litton.

      3. The MIN number must be supplied for each loan transferred on MERS.

XII.  PAYOFFS

      1. Provide a list of loans that have prepayment penalty provisions in the mortgage.

      2. Loan level prepayment penalty information must be provided on any loan with a prepayment penalty. This information should be provided in an electronic file or hard copy.

      3. Unprocessed payoff funds should be accompanied by a copy of the payoff quotation.

      4. Information should be furnished on any pending payoff or assumption.

      5. Information on any incomplete partial release should be provided.

XIII. ADJUSTABLE RATE MORTGAGES / GPM / BUYDOWNS / BALLOONS

      1. Provide individual loan historical rate and P&I changes.

      2. ARM provisions for each loan within the portfolio

      3. Provide list of ARM Plans and definitions.

      4. Provide a list of loans that are step rate and/or GPM mortgages with status of account.

      5. Provide a list of loans that are buydowns with status of account.

      6. Provide a list of balloon loans, their maturity dates, amortization term and if they have a convertible option. If a loan has reached its maturity date prior to conversion furnish the current status.

      7. Provide a list of loans that are Soldiers and Sailors and copies of their orders.

XIV.  FORECLOSURES

      1. A list of contact people for the Foreclosure, Claims and Bankruptcy area needs to be provided to Litton.

      2. A listing of loans in foreclosure, sorted by state, including status report on each loan showing the current stages of the foreclosure, the foreclosure referral date and who is holding the original documents. Alltel users please provide For1, For2 and For3 screens or Foreclosure (Service Release report). Preliminary report should be provided within 3 days after each servicer acceptance date and a final report at the time of the transfer.

      3. Name and address listing of foreclosure attorneys/ Preliminary report should be provided within 3 days after each servicer acceptance date.

      4. Listing of any loans pending a Refunding to the Va., HUD Assignment, approved Dil, Presale or Partial Claim/ Preliminary report should be provided within 3 days after each servicer acceptance date and a final report at the time of the transfer.

      5. Listing of any loan currently in litigation and a report to be provided at time of transfer.

      6. Listing of loans with escrow advances due to delinquency, include breakdown with bills and ledgers attached and reconciled (90, 60, 30) / Report to be provided at time of transfer.

      7. Report of delinquent loans 90 days or older that are not active in foreclosure and or bankruptcy; list date of breach letter and provide copies of breach letter for our file.

      8. Vendor invoices to be paid up to the transfer date.

      9. Report of any loans on a stipulation or payment agreement and a copy of the agreement to be included in the file.

      10. The name of the beneficiary they are using for foreclosures.

      11. Files for foreclosures, bankruptcies, claims, breached loans, repayment plans and active loss mitigation accounts must be sorted and identified separately by marking the front of the file or boxing separately.

      12. Trailing correspondence should be sent weekly with the exception of checks or money orders which should be forwarded daily.

      13. Foreclosure files should be sent to the following address:

                           Litton Loan Servicing LP
                              ATTN: CARLETTA LOTT
                            4828 Loop Central Drive
                             Houston, Texas 77081

III.  BANKRUPTCY

      14. Preliminary listing of loans active in bankruptcy, sorted by state, including the following information. (a) Type of Chapter filed (b) Date Bankruptcy filed (c) Case Number. Alltel users please provide BNK1 or Bankruptcy Service Release report. This report should be forwarded within 3 days after deal closing and a final provided on the transfer date.

      15. Listing showing names and address of the debtor's attorney, Seller's attorney and Bankruptcy Trustee. A preliminary report should be provided within 3 days after each servicer acceptance date and a final provided on the date of the transfer.

      16. Listing of pending relief of stays.

      17. Loan level listing of all loans with agreed orders or stipulation agreements with the current status on each of the cases.

      18. Listing of loans with escrow advances due to bankruptcy. Include breakdown with bill and ledgers attached and reconciled (90, 60, 30 days).

      19. Copies of letters to bankruptcy attorney advising of the transfer.

      20. List of any cramdowns.

      21. Files should be sorted and clearly marked for special handling.

      22. Files should have the status shown on the front of each file and status screen prints included in each file.

      23. Provide a status report that includes attorney's name and phone number, chapter, case number, BK billing date, POC date, prepetition due date, post petition due date and motion status if filed as of the transfer date.

      24. Bankruptcy files should be sent to the following address:

                           Litton Loan Servicing LP
                           ATTN: CARLETTA LOTT
                           4828 Loop Central Drive
                           Houston, Texas 77081

XV.   LOSS MITIGATION

      1. Short Sale

      Recent Property Valuation
      Sales Contract
      HUD-1 Settlement Statement, estimated
      Realtor/Broker contact information
      Borrower financials
      Borrower hardship letter
      Approval letter (if approved and not closed prior to servicing transfer)

      2. Modification: A preliminary report should be provided within 3 days after each servicer acceptance date and the final at servicing transfer date.

      Recent Property Valuation
      Title Search
      Modification Agreement or terms of Modification
      Document/Title co. contact information
      Borrower financials
      Borrower hardship letter
      Identification of any funds collected in conjunction with modification.

      3. Deed-in-Lieu of Foreclosure

      Recent Property Valuation
      Title Search
      D-I-L Agreement
      Document/Title co. contact information
      Borrower financials
      Borrower hardship letter

      4. Partial-Claims

      Borrower financials
      Borrower hardship letter
      HUD Insurance Certificate
      Identify prior partial claim filings if applicable

      5. OTHER

            1. Provide current year's loan history to the transfer date plus the four prior calendar year's loan histories accompanied by an explanation of your transaction codes. History should be provided in an electronic file or hard copy. A preliminary report should be forwarded within 3 days after each servicer acceptance date and the final within 2 days after servicing transfer date.

            2. Provide copies of the last two-escrow analysis with an explanation of your analysis method (cushion, etc.).

            3. Provide the currently active collection records and pertinent information on delinquent loans along with FICO scores, BPO values, extension data and payment plan data. A preliminary report should be forwarded within 3 days after each servicer acceptance date and the final at servicing transfer date. This information should be provided in an electronic file or hard copy.

            4. Your check for the escrow balances matching the cut-off trial balance.

            5. Your check for any unapplied funds and an indication as to how each unapplied payment should be applied.

            6. Listing of the first lien holder (containing company, address and loan number), if the loan being transferred is a second lien.

            7. Loan payments and/or payoff funds received after the cut-off should be endorsed to Litton Loan Servicing LP and forwarded by overnight service to the following address within twenty-four hours, properly identified with your loan number.

                        Litton Loan Servicing LP
                        Attn: Cashiering Department
                        4828 Loop Central Drive
                        Houston, TX 77081

            8. Please ship the entire loan file (hard, microfiche or imaged) and all documents to LLS to be received by the transfer date. Provide electronic inventory ledger with servicing files to identify loans within each box. Any information such as preliminary trial balances, master file data records, default information, previous year's ledger histories, etc. should be furnished as early as possible prior to the transfer date. Any file sent to LLS that we will not be servicing will be returned via uninsured regular mail unless LLS is supplied with shipping instructions and method of payment.

                        All servicing files should be sent to:

                        Litton Loan Servicing LP
                        Attn:  Records Management Department
                        4828 Loop Central Drive
                        Houston, TX 77081

            9. All reports such as trial balances, master file data records, default information, histories, etc. should be sent to :

                        Litton Loan Servicing LP
                        Attn: Tom Hruska
                        4828 Loop Central Drive
                        Houston, TX  77081

Remember it is your responsibility to furnish all required IRS reporting statements on these loans for the current year up to the transfer date both to the mortgagors and to the appropriate government agencies.

Your cooperation in expediting this transfer is appreciated. Should you or any member of your staff have any questions concerning this transfer, please feel free to call me or the appropriate individual listed below at 1-800-247-9727.


                                                 SCHEDULE III

                                       REQUEST FOR RELEASE OF DOCUMENTS

To: [Countrywide Home Loans, Inc.][Countrywide Home Servicing LP]  Date:                Dept. :Document Control
                                                                   Ref. #:
                                                                   Commitment #:
Mortgagors Name.  Property Address.  Zip Code                      Litton Loan Servicing LP Loan #:
                                                                   Investor Loan #:

Original Mortgage Amount                                        $
                                        --------------------     ----------
Date of Original Mortgage
                                        --------------------    -----------
Interest Rate
                                        --------------------    -----------
Monthly fixed Installment (P&I)                                 $
                                        --------------------     ----------
Paid Thru Date:
                                        --------------------    -----------

Please release the requested documents for purpose of:                          Settlement or Expected Return Date:
/ /  Mortgage Paid in Full  $
                             --------------                                     -----------------------------------
/ /  Foreclosure            $
                             --------------                                     -----------------------------------
/ /  Substitutions          $
                             --------------                                     -----------------------------------
/ /  Other Liquidations     $
                             --------------                                     -----------------------------------
/ /  Non-Liquidations       $
                             --------------                                     -----------------------------------

* All amounts that borrower is obligated to pay under the note, the mortgage and any other document pertaining to the mortgage loan including but not limited to all required payment of principal and interest, have been paid in full and delivered to [Countrywide Home Loans, Inc.][Countrywide Home Servicing LP] pursuant to that certain Special Sub-Servicing Agreement. If applicable, Litton Loan Servicing LP has paid interest on the amount repaid (if not by the borrower) through the end of the month and has deposited such amount with
[Countrywide Home Loans, Inc.][Countrywide Home Servicing LP].

Explanation of Request:  ____________________________________
                         ____________________________________

The undersigned Litton Loan Servicing LP requests for lease of Loan Documents for the purpose above. Litton
Loan Servicing LP shall indemnify Countrywide Home Loans, Inc. in the event of a failure on the part of Litton
Loan Servicing LP to return Legal Departments as required by Agreement.

Please forward to Litton Loan Servicing LP at the following address (Courier or U. S. Mail):
                                                                                            ----------------------------
                                                                                            Litton Loan Servicing LP's Authorized
                                                                                            Signature


The following original legal documents are released to Litton Loan Servicing LP:

/ /  Note                               / /  Security Instrument        / /  Title Policy                       / /  Assignments

Authorized By:                          Date                    Released By:                                    Date:
              ----------------------         --------------                 ---------------------------------        ------------
              Signature of Investor                                         Signature of Investor's/Trustee's
          Authorized Representative                                         Authorized Representative
                                                                            (if applicable)

Return of released document(s):

/ /  Reinstated                     / /  Documents Corrected       / /  Other
                                                                                ---------------------------------

-------------------------------------                                             -------------------------
Purchaser's Authorized Representative                                             Date Document(s) Returned




                                                              III-1



                                                  SCHEDULE IV

                                        FORM OF OFFICER'S CERTIFICATION

                                                  (attached)

                                            OFFICER'S CERTIFICATION


Re:   Deal Name:   (use the pool name reflected on Schedule A)

                   ------------------------------
                   ------------------------------
                   Countrywide Loan #:                          Special Sub-Servicer Loan #:
                                      ----------------------                                -------------
                   Countrywide Investor #:
                                          --------------------
                   Borrowers Name:
                                   ---------------------------------------------
                   Property Address:
                                    --------------------------------------------
                   City, State  Zip Code:
                                         ---------------------------------------

MM/YY Ending Scheduled Balance                                  0.00

Plus:   Advanced P&I Advances

                                Principal       Interest


(Each payment advanced needs to be detailed below in accordance to the format below)

MM/YY           Payment          0.00           0.00

Total Principal and Interest Payments                           0.00

Plus: Other Expenses

                Attorney Fees                   0.00
                Property                        0.00
                Preservation
                MI/Hazard Insurance Premiums    0.00
                BPO                             0.00
                Overdrawn Escrow                0.00

Total Other Advances                                            0.00
Total Funds Due Servicer                                        0.00
Sales Proceeds                                  0.00
Loss Draft Proceeds                             0.00
Total Proceeds                                                  0.00
Total Realized Loss                                             0.00
Type of Loss:

I certify that the foregoing and all information, including any accompanying statements or documents, are true, correct and complete to the best of my knowledge and belief.



----------------------------------------------                  --------------------------
Officer Name,            Title                                  Date





                                                     V-1
